SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e) (2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Bogota Financial Corp.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

April 9, 2026

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Bogota Financial Corp., the holding company for Bogota Savings Bank.

We will hold the meeting at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 14, 2026, at 11:00 a.m., local time. The notice of the annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Kevin Pace
President and Chief Executive Officer

Bogota Financial Corp.

819 Teaneck Road

Teaneck, New Jersey 07666

(201) 862-0660

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	11:00 a.m., local time, Thursday, May 14, 2026

PLACE	The Teaneck Marriott at Glenpointe
100 Frank W. Burr Boulevard
Teaneck, New Jersey 07666

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the year ending December 31, 2026;

(3) The approval of an advisory (non-binding) vote on the compensation of our named executive officers as named in this proxy statement;

(4) The approval of an advisory (non-binding) vote as to whether future advisory votes on executive compensation should be held every year, every two years or every three years; and

(5)   The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To vote, you must have been a stockholder as of the close of business on March 20, 2026.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by telephone or by mail by completing and returning the enclosed proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Susanne C. Hartmann-Silva
Corporate Secretary

Teaneck, New Jersey
April 9, 2026

BOGOTA FINANCIAL CORP.

PROXY STATEMENT

GENERAL INFORMATION

Bogota Financial Corp. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2026 annual meeting of stockholders and at any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to Bogota Financial Corp. as “Bogota Financial,” “we,” “our” or “us.” Bogota Savings Bank is the wholly-owned subsidiary of Bogota Financial. Bogota Financial is the majority-owned subsidiary of Bogota Financial, MHC, a mutual holding company.

We will hold the annual meeting at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 14, 2026, at 11:00 a.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 9, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 14, 2026

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.cstproxy.com/bogotafinancialcorp/2026. The Annual Report includes our audited consolidated financial statements for the year ended December 31, 2025.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Bogota Financial common stock that you owned as of the close of business on March 20, 2026. As of the close of business on that date, 12,919,366 shares of common stock were outstanding, of which 8,504,556 shares were owned by Bogota Financial, MHC and the remaining 4,414,810 shares were owned by public stockholders. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than Bogota Financial, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Bogota Financial in one or more of the following ways:

•	Directly in your name as the stockholder of record;
•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) or the Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you can provide your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you can direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and the 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of stock ownership to be admitted to the meeting. Examples of proof of stock ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Bogota Financial common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect two directors to serve for terms of three years. In voting on the election of the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the one or both of the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting to ratify the appointment of the independent registered public accounting firm (Item 2) or to approve, on a non-binding advisory basis, the executive compensation of Bogota Financial’s named executive officers (Item 3), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve these proposals.

In voting to approve, on a non-binding advisory basis, the frequency of advisory votes on executive compensation (Item 4), stockholders may choose any of the following four options: “one year,” “two years,” “three years,” or “abstain.” The option that receives the most votes at the Annual Meeting will be considered by the Board of Directors in determining the preferred frequency with which Bogota Financial will hold a stockholder vote to approve the compensation of its named executive officers.

Because Bogota Financial, MHC owns more than 50% of the outstanding shares of Bogota Financial common stock, the votes cast by Bogota Financial, MHC will ensure the presence of a quorum and will decide the outcome of the vote on all matters.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of the directors (Item 1), the advisory vote on executive compensation (Item 3), and the “say on pay” frequency vote (Item 4). Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares on the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote on Items 1, 3 and 4, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Votes that are withheld and broker non-votes will have no effect on the outcome of the election of the directors.

Broker non-votes and abstentions will have no effect on the proposal to ratify the appointment of the independent registered public accounting firm or the two advisory votes on executive compensation.

Voting by Proxy Card

The Board of Directors of Bogota Financial is sending you this proxy statement to request that you allow your shares of Bogota Financial common stock to be represented at the annual meeting by the persons named on the proxy card. If you are a registered stockholder, you may vote by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. All shares of Bogota Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR” the nominee for directors;

•	“FOR” the ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the year ending December 31, 2026;

•	“FOR” the advisory (non-binding) vote on executive compensation; and

•	For “ONE YEAR” on the advisory (non-binding) vote as to the frequency of future advisory votes on executive compensation.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting via the Internet or by Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Bogota Financial common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on May 13, 2026.

Revoking Your Proxy

Whether you vote by mail or via the Internet or by telephone, if you are a registered stockholder, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting via the Internet or by telephone at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of Bogota Financial common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of Bogota Financial common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold Bogota Financial common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is May 7, 2026.

CORPORATE GOVERNANCE

General

We periodically review and adopt corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations.

Director Independence

The Board of Directors currently consists of five members. Because Bogota Financial, MHC owns a majority of our outstanding common stock, we are a “controlled company” within the meaning of the NASDAQ Stock Market corporate governance guidelines. As a “controlled company,” we are exempt from certain requirements, including that a majority of our Board of Directors be independent under those standards, and that executive compensation and director nominations be overseen by independent directors. However, at the present time, all our directors and our director nominee are considered independent under the listing standards of the NASDAQ Stock Market, except for Kevin Pace, who serves as President and Chief Executive Officer of Bogota Financial and Bogota Savings Bank. There were no transactions between directors or the nominee and Bogota Financial that are not required to be reported under “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons” that would bear in the determination of the independence of the directors or the director nominee.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of these offices allows the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Bogota Financial and Bogota Savings Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. John Masterson currently serves as the Chairman of the Board and is considered independent under the listing standards of the NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks that Bogota Financial faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors must ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attend Board meetings and are available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies Bogota Financial’s standing committees and their members as of March 20, 2026. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of Bogota Savings Bank’s website (www.bogotasavingsbank.com).

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Peter T. Donnelly	X	X	X
William Hanson	X	X	X
John Masterson	X*	X*	X*
Kevin Pace
John G. Reiner	X	X	X
Number of meetings in 2025	4	2	1

* Chairperson of the committee.

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews the reports and findings and other information presented to them by Bogota Financial’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of Bogota Financial’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors believes that Mr. John Masterson qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for Bogota Financial and Bogota Savings Bank and establishes personnel policies. The Compensation Committee determines and periodically reviews all components of compensation for the Chief Executive Officer and other executive officers, including base salary, bonus, benefits and other perquisites. The Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee assists the Board of Directors in evaluating potential candidates for executive positions. In addition, the Compensation Committee considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation. The Compensation Committee is also responsible for administering the Bogota Financial Corp. 2021 Equity Incentive Plan and approving grants under the plan.

Governance and Nominating Committee. The Governance and Nominating Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Bogota Financial and monitoring compliance with these policies and guidelines. In addition, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of Bogota Financial;

•	the desire for gender and ethnic diversity on the Board;

•	current equity holdings in Bogota Financial;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Board of Directors also will consider any other factors it deems relevant, including size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Board of Directors follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Bogota Savings Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Board of Directors will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Board of Directors will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. The Board of Directors will consider only those director candidates recommended by stockholders in accordance with the procedures set forth below.

Procedures to be followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board of Directors, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of our common stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address and the principal occupation of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year.
Board and Committee Meetings
The business of Bogota Financial and Bogota Savings Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2025, the Board of Directors of Bogota Financial held four meetings and the Board of Directors of Bogota Savings Bank held twelve meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.
Director Attendance at Annual Meeting
While Bogota Financial has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All members of the Board of Directors attended the annual meeting of stockholders held on May 20, 2025.
Code of Ethics for Senior Officers
We have a Code of Ethics for Senior Officers, which includes our principal executive officer and principal financial officer. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the Corporate Governance portion of the Investor Relations section of Bogota Savings Bank’s website (
www.bogotasavingsbank.com
). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of Bogota Savings Bank’s website.
Employee, Officer and Director Hedging
Bogota Financial has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities.
The information provided under this Employee, Officer and Director Hedging section will not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Bogota Financial specifically incorporates this information by reference.
Insider Trading Policy
We have adopted an insider trading policy applicable to directors, officers and employees of Bogota Financial that governs the purchase, sale and/or other dispositions of our common shares and other securities by our directors, executive officers, employees and any member of his or her immediate family

Table of Contents
living in his or her household. The insider trading policy prohibits trading in Company securities when the director, executive or employee has material, non-public
information about Bogota Financial.
In addition to the above restrictions, the insider trading policy requires that our Section 16 officers pre-clear
every transaction involving company securities with Bogota Financial’s compliance officers. Additionally, directors and certain officers are prohibited from trading in Company securities during certain blackout periods.
The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the policy, a copy of which can be found as an exhibit to our Annual Report on Form
10-K
for the year ended December 31, 2025.
REPORT OF THE AUDIT COMMITTEE
Bogota Financial’s management is responsible for Bogota Financial’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees Bogota Financial’s internal controls and financial reporting process on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from Bogota Financial and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit
services provided by the firm were compatible with its independence.
The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Bogota Financial’s internal controls, and the overall quality of its financial reporting.
In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Bogota Financial’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, expressed an opinion on the conformity of Bogota Financial’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit

Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Bogota Financial’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the independent registered public accounting firm for the year ending December 31, 2026.

This Audit Committee Report is not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Bogota Financial specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Audit Committee of the Board of Directors

of Bogota Financial

John Masterson, Chairman

Peter Donnelly

William Hanson

Jack Reiner

DIRECTORS’ COMPENSATION

The following table sets forth for the year ended December 31, 2025 certain information as to the total remuneration paid to non-employee directors. Mr. Pace did not receive any remuneration for his service as a director in 2025.

	Year Ended December 31, 2025
Name(1)	Fees earned or paid in cash	All Other Compensation(2)	Total
John Masterson	$90,458	$28,523	$118,981
Steven M. Goldberg(3)	41,145	8,870	50,015
Peter Donnelly	59,139	-	59,139
William Hanson	78,852	-	78,852
John G. Reiner	78,852	-	78,852

(1)

At December 31, 2025, the non-employee directors had unvested shares of restricted stock as follows: Messrs. Goldberg and Masterson – 2,578 shares; and Mr. Reiner – 260 shares. At December 31, 2025, the non-employee directors had outstanding stock options as follows: Messrs. Goldberg and Masterson – 32,235 shares; and Mr. Reiner – 10,000 shares.

(2)	Amounts represent the costs for the director’s medical insurance for the year ended December 31, 2025. Bogota Savings Bank provides the costs of medical insurance to certain of its directors.
(3)	Mr. Goldberg retired from the Board of Directors on May 20, 2025.

Amended and Restated Director Retirement Plan

Bogota Savings Bank maintains the Bogota Savings Bank Amended and Restated Director Retirement Plan, which is an unfunded, non-qualified pension plan that provides post-retirement benefits to each non-employee director who separates from service after the later of attaining age 65 or ten years of service but no later than age 75. The plan was frozen so that no new director may become eligible to participate in the plan on or after April 30, 2022. The monthly retirement benefit is 100% of a director’s average annual retainer paid over a three-year period during which the highest annual retainer was received and is payable for the same number of months the director served on the board of directors, up to a period of 120 months. Upon separation from service, the director will be subject to a two-year non-competition restriction. If the director’s service is terminated for cause (as such term is defined in the plan), all benefits under the plan will be forfeited. If separation from service occurs within three years following a change in control, the director will be treated as having completed ten years of service. If the director’s separation from service occurs within two years following a change in control, the retirement benefit will commence within 30 days following separation from service, paid in either 120 equal monthly installments or, if the director was elected before December 31, 2008, a lump sum. If the director dies during service, then the director’s beneficiary will receive a survivor’s benefit equal to the full retirement benefit commencing on the director’s benefit eligibility date (as such term is defined in the plan). If the director’s service is terminated due to disability, the director will be entitled to the benefit commencing the first day of the month following the month in which the disability determination was made.

STOCK OWNERSHIP

The following table provides information as of March 20, 2026 about the beneficial owners known to Bogota Financial that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director, by each named executive officer and by all directors, nominees and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned(1)	Percent of Common Stock Outstanding(2)
Bogota Financial, MHC 819 Teaneck Road Teaneck, NJ 07666	8,504,556	65.83%

Directors and Nominees:
Peter T. Donnelly	—	*
William Hanson	8,584	*
John Masterson	210,483(3)	1.63%
Kevin Pace	119,166(4)	*
John G. Reiner	10,300(5)	*

Named Executive Officers Who Are Not Directors:
Brian McCourt	110,983(6)	*
Robert Walsh	15,553(7)(8)	*
All directors, nominees and executive officers as a group (7 persons)	475,069	3.68%

*	Less than 1%.

(1)	Includes unvested shares of restricted stock as follows: Mr. Masterson – 2,578 shares; Messrs. Pace and McCourt – 6,447 shares and Mr. Reiner – 260 shares.

(2)	Based on 12,919,366 shares outstanding as of March 20, 2026.

(3)	Includes 25,788 shares subject to stock options exercisable within 60 days after March 20, 2026.

(4)	Includes 4,053 shares held under the 401(k) Plan, 10,984 shares held in the ESOP and 64,400 shares subject to stock options exercisable within 60 days after March 20, 2026.

(5)	Includes 8,000 shares subject to stock options exercisable within 60 days after March 20, 2026.

(6)	Includes 9,697 shares held under the 401(k) Plan, 11,098 shares held in the ESOP and 64,400 shares subject to stock options exercisable within 60 days after March 20, 2026.

(7)	Includes 1,263 shares held under the 401(k) Plan, 6,949 shares held in the ESOP and 6,000 shares subject to stock options exercisable within 60 days after March 20, 2026.

(8)	Mr. Walsh retired as an executive officer of the Company on March 31, 2026.

ITEMS OF BUSINESS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

Bogota Financial’s Board of Directors currently consists of five members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting are Peter T. Donnelly and John Masterson, each of whom currently serves as a director of Bogota Financial, Bogota Financial, MHC, and Bogota Savings Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominee named above. If the nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” the nominees for director.

Information regarding the Board of Directors’ nominee and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2025. The indicated period for service as a director includes service as a director of Bogota Savings Bank. There are no family relationships among the directors.

Director Nominees for Term Expiring in 2029

Peter T. Donnelly is an attorney with the law firm of Donnelly Minter & Kelly, LLC, located in Morristown, New Jersey, where he specializes in commercial real estate and land use matters. Mr. Donnelly brings legal experience as well as knowledge of commercial real estate matters to our board. Mr. Donnelly also serves as the President of the Board of Trustees of the Family Resource Network, a non-profit corporation dedicated to assisting individuals and their families as they cope with epilepsy, autism and other disorders. Age 57. Director since 2025.

John Masterson was a managing director in the equities division of Goldman Sachs for almost 25 years before his retirement in 2007. Mr. Masterson currently serves as a director of 50 South Capital Advisors, LLC, a global alternatives investment firm that is a wholly owned subsidiary of Northern Trust. Mr. Masterson also served as a director of Transparent Value, a London-based hedge fund from 2011 until 2016. Mr. Masterson’s considerable experience in investment banking and capital markets and additional board service are valuable to us in many ways, including assisting in our assessment of sources and uses of capital. Age 66. Director since 2012.

Directors Continuing in Office with Terms Expiring in 2027

Kevin Pace was promoted to the position of President and Chief Executive Officer of Bogota Financial and Bogota Savings Bank on November 30, 2023. Prior to his promotion, Mr. Pace was serving as Executive Vice President and Chief Risk Officer since November 2020, where he had operational oversight over compliance, operations and IT. Mr. Pace had previously served as Executive Vice President, Compliance, BSA since 2018, and has served in various other banking positions at Bogota Savings Bank since 2013. Age 47. Director since 2023.

Directors Continuing in Office with Terms Expiring in 2028

William Hanson has served as president of NAI James E. Hanson, a commercial real estate firm, since 1993. Mr. Hanson has more than 30 years of experience in the commercial real estate industry, being involved in every facet of the business, including sales, leasing, investment strategies, property management and ownership. Mr. Hanson’s extensive knowledge and experience in commercial real estate and the market areas in which we operate bring valuable skills to our board. Age 62. Director since 2022.

John G. Reiner is the owner and Chief Executive Officer of the Reiner Insurance Agency. Mr. Reiner served as a director of Gibraltar Bank from 2007 until Gibraltar Bank was acquired by Bogota Financial in February 2021. As the owner and CEO of the Reiner Insurance Agency, Mr. Reiner has over 34 years of insurance expertise in multiple lines of business. Mr. Reiner brings his skills in sales, marketing and risk management to our board. Age 60. Director since 2021.

Executive Officers Who Are Not Directors

The following sets forth information regarding our current executive officers who are not directors. Age information is as of December 31, 2025. The executive officers of Bogota Financial Corp. and Bogota Savings Bank are elected annually.

Brian McCourt, age 64, has served as our Executive Vice President and Chief Financial Officer since 2011.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

S.R. Snodgrass, P.C. (“Snodgrass”) served as our independent registered public accounting firm for the year ended December 31, 2025. The Audit Committee of the Board of Directors has appointed Snodgrass to serve as the independent registered public accounting firm for the year ending December 31, 2026, subject to ratification by stockholders. A representative of Snodgrass is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

Audit Fees. The following table sets forth the fees that Snodgrass billed to Bogota Financial for the years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees	$190,914	$158,433
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.

This approval process ensures that the firm does not provide any non-audit services to us prohibited by law or regulation.

The Board of Directors unanimously recommends the stockholders vote “FOR” the ratification of the appointment of Snodgrass to serve as the independent registered public accounting firm for the year ending December 31, 2026.

Item 3 — Advisory (Non-Binding) Vote on Executive Compensation

We are required to include a non-binding vote to approve the compensation of our executives in our proxy statement pursuant to the Dodd-Frank Act and the Securities and Exchange Commission’s implementing rules, commonly known as a “say on pay” vote. The Dodd-Frank Act requires that we include a say on pay vote in our annual meeting proxy statement at least once every three years, and that at least once every six years we hold a non-binding, advisory vote on the frequency of future say on pay votes (commonly referred to as a “say on pay frequency vote”), with stockholders having the choice of every year, every two years or every three years.

The say on pay proposal at the Annual Meeting gives stockholders the opportunity to endorse or not endorse the compensation of Bogota Financial’s named executive officers as disclosed in this proxy statement. The proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting pursuant to Item 402 of Regulation S-K, is hereby approved.

This vote will not be binding on Bogota Financial’s Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. Nor will it affect any compensation paid or awarded to any executive. The Compensation Committee and the Board will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation policies and procedures is to attract, retain and appropriately reward experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. The Board of Directors believes that our compensation policies and procedures achieve this objective.

The Board of Directors recommends that stockholders vote “FOR” the say on pay proposal.

Item 4 — Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation

Under the Dodd-Frank Act, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, we are required to include in this proxy statement and present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held every year, every two years or every three years.

After considering the practices by other companies in this area, the Board of Directors and Compensation Committee believe that holding an advisory vote on executive compensation each year is the optimal interval for conducting and responding to a say on pay vote.

Stockholders have the opportunity to choose among four options (holding the advisory vote on executive compensation (1) every year, (2) every two years, (3) every three years or (4) abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation.

Although this advisory vote on the frequency of the say on pay vote is non-binding, the Board of Directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board of Directors recommends that stockholders vote for a say on pay frequency of “ONE YEAR” (meaning holding a say on pay vote every year).

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned for the years ended December 31, 2025 and 2024 by our President and Chief Executive Officer and our two other most highly compensated executive officers for the year ended December 31, 2025. Each individual listed in the table below is referred to as a “Named Executive Officer.”

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(2)	Total
Kevin Pace	2025	$400,000	$300,000	$58,952	$758,952
President and Chief Executive Officer	2024	380,000	250,000	47,786	677,786

Brian McCourt	2025	$292,512	$100,000	$46,591	$439,103
Executive Vice President and Chief Financial Officer	2024	278,512	50,000	44,936	373,448

Robert Walsh (3)	2025	$220,000	$50,000	$36,705	$306,705
Executive Vice President and Chief Lending Officer	2024	220,000	40,000	33,914	293,914

(1)	Amounts in this column were earned under the Executive Bonus Plan, as described below.
(2)	Amounts in column consist of the compensation items set forth in the table below. The table excludes perquisites that do not exceed $10,000 for each of the Named Executive Officers.

Officer	401(k) Plan	ESOP	Total
Kevin Pace	$41,309	$17,643	$58,952
Brian McCourt	28,948	17,643	46,591
Robert Walsh	22,620	14,084	36,705

(3)	Mr. Walsh retired as an executive officer of the Company on March 31, 2026.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to our outstanding equity awards as of December 31, 2025 for our Named Executive Officers.

Outstanding Equity Awards at December 31, 2025
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)(1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Kevin Pace President and Chief Executive Officer	64,400	16,100	10.45	9/2/2031	6,447	67,371

Brian McCourt Executive Vice President and Chief Financial Officer	64,400	16,100	10.45	9/2/2031	6,447	67,371

Robert Walsh Executive Vice President and Chief Lending Officer	6,000	1,500	10.45	9/2/2031

(1)	Stock option awards vest in five approximately equal installments, with the first vesting having occurred on September 2, 2022.

(2)	Restricted stock awards vest in five approximately equal installments, with the first vesting having occurred on September 2, 2022.

(3)	Based upon Bogota Financial’s closing stock price of $8.45 per share on December 31, 2025.

(4)	Mr. Walsh retired as an executive officer of the Company on March 31, 2026.

Agreements and Benefit Plans

Employment Agreement. On March 27, 2024, Bogota Savings Bank (the “Bank”), the wholly owned subsidiary of Bogota Financial, entered into an employment agreement with Mr. Pace, President and Chief Executive Officer of the Bank and Bogota Financial. The agreement has a two-year term, which extends automatically each January 1 for one additional year so that the term will be two years from the date of such renewal unless either the Bank or Mr. Pace gives written notice no later than 30 days before the renewal date that the term will not be renewed. At least 30 days prior to each renewal date, disinterested members of the board of directors of the Bank will conduct a comprehensive performance evaluation of Mr. Pace’s performance to determine whether to renew the employment agreement.

Pursuant to the employment agreement, Mr. Pace receives an annual base salary, which may be increased, but not decreased, other than a percentage decrease (not greater than 10%) applicable to all members of senior management. In addition to his base salary, the employment agreement provides that Mr. Pace may receive a bonus on a discretionary basis, as determined by the Compensation Committee, and/or will be eligible to participate in any bonus plan or arrangement of the Bank in which senior management is eligible to participate. Mr. Pace is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to the senior management of the Bank as well as reimbursement of reasonable travel and other business expenses incurred in the performance of his duties with the Bank, including memberships in organizations as Mr. Pace and the Board of Directors of the Bank mutually agree are necessary and appropriate. In addition, the employment agreement provides that the Bank shall provide Mr. Pace with the use of a company-owned or leased automobile (or with a reasonable car allowance) and shall pay or reimburse Mr. Pace for the reasonable maintenance, insurance, gas, tolls and other charges related to the business of the automobile in accordance with the Bank’s automobile policy.

The Bank may terminate Mr. Pace’s employment with or without “cause” (as defined in the employment agreement) at any time, and Mr. Pace may resign with or without “good reason” (as defined in the employment agreement) at any time. If Mr. Pace’s employment is terminated by the Bank without cause (other than due to death or disability) or if Mr. Pace voluntary resigns for “good reason” (in either case a “qualifying termination event”), the employment agreement provides that the Bank would pay Mr. Pace a cash severance payment equal to 24 months of his base salary, payable in equal bi-weekly installments for 24 months, commencing within 60 days following his date of termination. In addition, provided that Mr. Pace timely elects continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), Mr. Pace would receive up to 18 consecutive monthly reimbursements equal to his monthly COBRA premium at the level of coverage in effect as of the date of termination for the level of coverage in effect for Mr. Pace under the Bank’s group health plan. The payments and benefits described above are subject to Mr. Pace executing, and not revoking, a release of claims against the Bank.

If a qualifying termination event occurs on or after a “change in control” (as defined in the employment agreement) of the Bank or Bogota Financial, Mr. Pace would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to two times the sum of his (1) annual base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (2) the average annual cash bonus earned for the two most recently completed performance periods prior to the change in control. Such payment is payable in bi-weekly installments for a period of two years, commencing within 30 days following Mr. Pace’s date of termination. In addition, Mr. Pace would receive 18 consecutive monthly cash payments equal to his monthly COBRA premium for the level of coverage in effect for Mr. Pace under the Bank’s (or successor’s) group health plan immediately before his termination, regardless if an election for COBRA coverage is made.

If Mr. Pace’s employment is terminated due to his voluntary resignation without good reason, termination for cause, death or disability, the employment agreement will immediately terminate, and the Bank would have no obligation to pay any additional severance, separation, other benefits to Mr. Pace under the employment agreement other than those that have been earned but unpaid as of the date of such termination.

Upon termination of employment (other than a termination in connection with a change in control), Mr. Pace will be required to adhere to non-competition and non-solicitation restrictions set forth in his employment agreement for one year following the date of termination.

The non-competition and non-solicitation covenants apply following a change in control for a period mutually to be agreed to by the parties, which will be no less than six months nor exceed two years. If payments and benefits provided to Mr. Pace become subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the Bank shall obtain an independent appraisal of the value of the non-competition and non-solicitation covenants, and the aggregate value of the parachute payments (as defined in Code Section 280G) will be reduced by the appraised value of the covenants.

Change in Control Agreement. The Bank maintains a change in control agreement with Mr. McCourt, Executive Vice President and Chief Financial Officer of the Bank and Bogota Financial. The term of the change in control agreement automatically renews each January 1 for one additional year so that the remaining term is three years from the immediately preceding renewal date unless either the Bank or Mr. McCourt gives written notice no later than 60 days before such renewal date that the agreement will not be renewed. At least 30 days prior to each anniversary date of the change in control agreement, disinterested members of the Board of Directors of the Bank will conduct a comprehensive performance evaluation of Mr. McCourt’s performance to determine whether to renew his change in control agreement. Notwithstanding the foregoing, if Bogota Financial or the Bank enters into a transaction that would be considered a change in control (as defined in the agreement), the term of the agreement would extend automatically so that it would expire no less than two years beyond the effective date of the change in control.

Upon termination of Mr. McCourt’s employment by the Bank without “cause” (in the change in control agreement) or by Mr. McCourt with “good reason” (as defined in the change in control agreement) on or after the effective date of a change in control of Bogota Financial or the Bank, Mr. McCourt would be entitled to a severance payment equal to two times the sum of Mr. McCourt’s: (1) base salary in effect as of the date of his termination or immediately prior to the change in control, whichever is higher; and (2) average annual cash bonus earned for the three most recently completed performance periods prior to the change in control. The change in control severance payment is payable in equal bi-weekly installments for two years, commencing within 30 days following Mr. McCourt’s date of termination. In addition, each executive would receive 12 consecutive monthly cash payments equal to his monthly COBRA premium in effect as of the date of termination for the level of coverage in effect for Mr. McCourt under the Bank’s (or a successor’s) group health plan, regardless if an election for COBRA coverage is made.

Executive Bonus Plan. The Bank adopted the Executive Bonus Plan for certain executive officers who are approved annually by the Board of Directors. The Named Executive Officers are participants in the Executive Bonus Plan. The Executive Bonus Plan is designed to provide participants with incentives and motivation to increase the Bank’s profitability and growth while maintaining its safety and soundness. The Executive Bonus Plan provides annual incentive awards to participants based on overall bank-wide, department and/or individual performance goals established annually, which are determined by using performance history, peer data, market data and the Compensation Committee’s judgment based on previous experience and projected market conditions.

Each participant can achieve annual incentive awards, depending on the satisfaction of certain performance goals. Each performance goal established is weighted. The annual performance period under the Executive Bonus Plan is a 12-month period ending on December 31 (the “plan year”). For the 2025 plan year, the performance goals were established based on: (1) net income; (2) overall performance results based on return on assets, return on equity and efficiency ratio relative to a peer group; and (3) individual goals linked to the executive’s position with the Bank, including adherence to the Bank’s strategic business plan, achievement of minimum performance goals related to safety and soundness and achievement of budget income results.

Each participant’s annual incentive award is payable in cash as soon as practicable following the completion of the plan year, provided, however, that such payment will be made no later than two and one-half months following the end of the plan year. A participant must be actively employed on the last day of the plan year to receive the annual incentive award. Messrs. Pace, McCourt and Walsh earned $300,000, $100,000 and $50,000, respectively, under the Executive Bonus Plan for the 2025 plan year.

2021 Equity Incentive Plan. On May 27, 2021, Bogota Financial’s stockholders approved the Bogota Financial Corp. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), which provides for the grant of stock-based awards to our directors and employees. The 2021 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 902,605 shares of Bogota Financial common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Bogota Financial common stock that may be issued under the 2021 Equity Incentive Plan pursuant to the exercise of stock options is 644,718, and the maximum number of shares of Bogota Financial common stock that may be issued as restricted stock awards or restricted stock units is 257,887. All grants will be subject to conditions established by the Board of Directors that are set forth in the applicable award agreement, including vesting conditions. The exercise price of stock options granted under the 2021 Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted.

Pay Versus Performance Disclosure

We are required by the Securities and Exchange Commission (the “SEC”) rules to disclose the following information regarding compensation paid to our Named Executive Officers and regarding the relationship between “Compensation Actually Paid,” which is calculated in accordance with SEC rules, to our Principal Executive Officer (“PEO”) and to our Named Executive Officers other than the PEO (“Non-PEO NEOs”) and certain financial performance measures of the Company, including total shareholder return (“TSR”) and net income.

The following table sets forth the average Compensation Actually Paid to the Company’s PEO and the average Compensation Actually Paid to the Company’s Non-PEO NEOs for fiscal years 2025 and 2024. In addition, the table provides our cumulative Total Shareholder Return (“TSR”) and Net Income.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(5)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(3)	Net Income (Loss)(4)
2025	$758,952	$808,902	$372,904	$399,354	$105	$2,090,778
2024	677,786	300,460	333,681	300,460	93	(2,172,420

(1)

For the period covered in the table, our PEO was Kevin Pace. The dollar amounts reported are the amounts of total compensation reported for each corresponding year in the “Total” column of the Summary Compensation Table for the PEO. Refer to “Executive Compensation—Summary Compensation Table.”

(2)

For the period covered in the table, our Non-PEO NEOs were Brian McCourt and Robert Walsh. The dollar amounts reported represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(3)	Total shareholder return value represents the Company’s TSR based on an initial $100 investment on December 31, 2023.
(4)	Net income (loss) is calculated in accordance with GAAP and reflects the amounts reported in the Company’s Annual Report on Form 10-K for the applicable year.

(5)

The following table sets forth the adjustments made during each year represented in the table above to determine Compensation Actually Paid to our PEO and average Compensation Actually Paid to our Non-PEO NEOs:

Year	Executive(s)	Summary Compensation Table Total	Minus Equity Awards from Summary Compensation Table	Plus Year- End Value of Unvested Awards Granted During the Year	Change in Value of Outstanding and Unvested Awards Granted in Prior Years	Change in Value of Prior Years’ Awards Vested During Year	Compensation Actually Paid
2025	PEO	$758,972	$ -	$ -	$11,599	$38,331	$808,902
2025	Non-PEO NEOs	372,904	-	-	6,054	20,395	399,354
2024	PEO	677,786	-	-	(27,700)	(15,944)	634,143
2024	Non-PEO NEOs	333,681	-	-	(24,154)	(9,067)	300,460

Below are charts illustrating the relationship between the Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the Non-PEO NEOs and the Company’s TSR for 2025 and 2024 and the relationship between the Compensation Actually Paid to the PEO and the Average Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income for 2025 and 2024:

Compensation Actually Paid Versus TSR 2024-2025

Compensation Actually Paid Versus Net Income 2024-2025

Policies and Practices Related to the Grant of Stock
Options
The Compensation Committee and the Board of Directors of Bogota Financial have a historical practice of not granting stock options to executive officers during closed quarterly trading windows as determined under Bogota Financial’s insider trading policy. Consequently, Bogota Financial has not granted, and does not expect to grant, any stock options to any named executive officers within four business days preceding or one business after the filing with the SEC of any report on Forms
10-K,
10-Q
or
8-K
that discloses material
non-public
information. The Compensation Committee and the Board of Directors do not take material non-public
information into account when determining the timing of equity awards and do not time the disclosure of material non-public
information in order to impact the value of executive compensation. Bogota Financial did not grant any stock options to its executive officers, including the named executive officers, during the year ended December 31, 2025.
OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
Transactions with Related Persons
The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Bogota Savings Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At December 31, 2025, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Bogota Financial or Bogota Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2025 and were made in compliance with federal banking regulations.

SUBMISSION OF STOCKHOLDER BUSINESS PROPOSALS AND NOMINATIONS

Bogota Financial must receive proposals that stockholders seek to include in the proxy statement for our next annual meeting no later than December 10, 2026. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 14, 2026, a stockholder proposal must be received by a reasonable time before Bogota Financial begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to Bogota Financial’s annual meeting of stockholders to be held in 2026 must give Bogota Financial notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 15, 2027.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than 90 days nor more than 120 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the annual meeting is given to stockholders and the date of the annual meeting is advanced more than 30 days before or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Bogota Financial Corp., 819 Teaneck Road, Teaneck, New Jersey 07666. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.

MISCELLANEOUS

Bogota Financial will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Bogota Financial common stock. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone without receiving additional compensation.

Bogota Financial’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 14, 2026.” The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or telephone.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.	2026

Vote by Internet or Telephone – QUICK « « « EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BOGOTA FINANCIAL CORP.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 13, 2026.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR, “FOR” PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4.

1. Election of Directors
	FOR	WITHHOLD
(1) Peter T. Donnelly	☐	☐

(2) John Masterson	☐	☐

2. Ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. Approval of an advisory (non-binding) Vote on the compensation of our named Executive officers as named in the proxy statement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. Approval of an advisory (non-binding) Vote as to whether future advisory votes on executive compensation should be Held every year, every two years or every Three years.	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	☐	☐	☐	☐

CONTROLNUMBER

Signature	Signature, if held jointly	Date , 2026

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2026 Proxy Statement and the 2025 Annual Report

to Stockholders are available at

https://www.cstproxy.com/bogotafinancialcorp/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOGOTA FINANCIAL CORP.

The undersigned hereby appoints William Hanson and John G. Reiner, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock held of record by the undersigned at the close of business on March 20, 2026 at the Annual Meeting of Stockholders of Bogota Financial Corp., to be held on May 14, 2026, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

BOGOTA SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2026

Dear ESOP Participant:

You are receiving the attached ESOP Vote Authorization Form to convey to Principal Trust Company (the “ESOP Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of Bogota Financial Corp. (the “Company”) to be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 14, 2026 at 11:00 a.m., local time.

The Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to direct the ESOP Trustee how to vote the shares of common stock of the Company allocated to each participant’s ESOP account as of March 20, 2026, the record date for stockholders entitled to vote at the Annual Meeting.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. To direct the voting of the shares allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed ESOP Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your ESOP Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 7, 2026. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the ESOP Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR INSTRUCTIONS ARE IMPORTANT. Vote by Internet or Telephone – QUICK « « « EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail	2026

BOGOTA FINANCIAL CORP.

Your phone or Internet vote instructions authorize the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned this ESOP Vote Authorization Form. Vote instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 7, 2026.

INTERNET –

www.cstproxyvote.com

Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions.

PHONE – 1 (866) 894-0536

Use a touch-tone telephone to submit your vote instructions. Have this ESOP Vote Authorization Form available when you call. Follow the instructions to submit your vote instructions.

PLEASE DO NOT RETURN THE ESOP VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date this ESOP Vote Authorization Form and return it in the postage- paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

ESOP VOTE AUTHORIZATION FORM	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR, “FOR” PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4.

1. Election of Directors
	FOR	WITHHOLD
(1) Peter T. Donnelly

(2) John Masterson

2. Ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR	AGAINST	ABSTAIN

3. Approval of an advisory (non-binding) Vote on the compensation of our named executive officers as named in the proxy statement.	FOR	AGAINST	ABSTAIN

4. Approval of an advisory (non-binding) Vote as to whether future advisory votes on executive compensation should be Held every year, every two years or every Three years.	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN

CONTROLNUMBER

Signature	Date , 2026.

Note: Please sign exactly as name appears on this ESOP Vote Authorization Form.

2026

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2026 Proxy Statement and the 2025 Annual Report

to Stockholders are available at

https://www.cstproxy.com/bogotafinancialcorp/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

ESOP VOTE AUTHORIZATION FORM

THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE

BOGOTA FINANCIAL CORP.

The undersigned hereby directs the trustee for the Bogota Savings Bank Employee Stock Ownership Plan (the “ESOP”) to vote the shares of Bogota Financial Corp. (the “Company”) common stock allocated to the undersigned’s ESOP account at the Annual Meeting of Stockholders to be held on May 14, 2026 or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Annual Meeting.

THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE.

(Continued, and to be marked, dated and signed, on the other side)

BOGOTA SAVINGS BANK 401(k) SAVINGS PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2026

Dear 401(k) Plan Participant:

You are receiving the attached 401(k) Plan Vote Authorization Form to convey to Principal Trust Company (the “401(k) Plan Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of Bogota Financial Corp. (the “Company”) to be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey on Thursday, May 14, 2026 at 11:00 a.m., local time.

The Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) allows participants to direct the 401(k) Plan Trustee how to vote the common stock of the Company allocated to each participant’s 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the Company Stock Fund as of March 20, 2026, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

To direct the voting of the shares allocated to your account, you must either complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via telephone or the Internet, as described on the enclosed 401(k) Vote Authorization Form.

Your voting instructions via telephone or the Internet must be provided or your 401(k) Vote Authorization Form must be received no later than 11:59 p.m., Eastern Time, May 7, 2026. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the 401(k) Plan Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the 401(k) Plan Vote Authorization Form is returned signed, the 401(k) Plan Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR INSTRUCTIONS ARE IMPORTANT. Vote by Internet or Telephone – QUICK « « « EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail	2026

BOGOTA FINANCIAL CORP.

Your phone or Internet vote instructions authorize the 401(k) Plan Trustee to vote your shares in the same manner as if you marked, signed and returned your 401(k) Plan Vote Authorization Form. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 7, 2026.

INTERNET –

www.cstproxyvote.com

Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536

Use a touch-tone telephone to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you call. Follow the instructions to submit your vote instructions.

PLEASE DO NOT RETURN THE 401(k) PLAN VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your 401(k) Plan Vote Authorization Form and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

401(k) PLAN VOTE AUTHORIZATION FORM	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR, “FOR” PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4.

1. Election of Directors
	FOR	WITHHOLD
(1) Peter T. Donnelly

(2) John Masterson

2. Ratification of the appointment of S.R. Snodgrass, P.C. to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR	AGAINST	ABSTAIN

3. Approval of an advisory (non-binding) vote on the compensation of our named executive officers as named in the proxy statement.	FOR	AGAINST	ABSTAIN

4. Approval of an advisory (non-binding) vote as to whether future advisory votes on executive compensation should be Held every year, every two years or every Three years.	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN

CONTROLNUMBER

Signature	Date , 2026.

Note: Please sign exactly as name appears on this 401(K) Plan Vote Authorization Form.

2026

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2026 Proxy Statement and the 2025 Annual Report

to Stockholders are available at

https://www.cstproxy.com/bogotafinancialcorp/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

401(k) PLAN VOTE AUTHORIZATION FORM

THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE 401(k) PLAN TRUSTEE

BOGOTA FINANCIAL CORP.

The undersigned is a participant in the Bogota Savings Bank 401(k) Savings Plan (the “401(k) Plan”) with shares of common stock of Bogota Financial Corp. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of March 20, 2026. The undersigned hereby directs the 401(k) Plan Trustee to vote the shares of Company common stock deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote, at the Annual Meeting of Stockholders to be held on May 14, 2026, or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Board of Directors knows of no other business to be brought before the Annual Meeting.

THIS 401(k) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(k) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(k) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF 401(k) PLAN TRUSTEE.

(Continued, and to be marked, dated and signed, on the other side)